Exhibit 99.1
SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

x :
THE BANK OF NEW YORK, not in its individual capacity but solely in its capacity	: :
as Indenture Trustee on behalf of all Holders	:
of 5.625% Senior Notes Due 2014 of CA,	:
Inc. f/k/a/ Computer Associates	:
International Inc.,	: :	Index No: 07-601738
Plaintiff, -against-	: : :	STIPULATION OF DISMISSAL WITH PREJUDICE
:
CA, INC., f/k/a/ COMPUTER	:
ASSOCIATES INTERNATIONAL, INC.,	:
:
Defendant.	x
     WHEREAS, The Bank of New York (“BNY”), in its capacity as Indenture Trustee on behalf of all Holders of 5.625% Senior Notes Due 2014 of CA, Inc. (the “Notes”), alleges in this lawsuit that CA failed to make payments of Additional Interest beginning November 18, 2006, due on the Notes on December 1, 2006, and thereafter;
     WHEREAS, BNY brought this lawsuit on behalf of all Holders of the Notes to enforce a Demand to Accelerate Notes dated March 16, 2007, pursuant to direction received from the Holders of a majority of the Notes (the “Majority Holders”) in accordance with Section 6.5 of the Indenture, dated as of November 18, 2004, between CA and BNY;
     WHEREAS, CA denies the allegations made by BNY in this lawsuit, denies that CA has breached any obligation to holders of the Notes, and denies that the Demand to Accelerate Notes has any legal effect;
     WHEREAS, BNY, CA, and the Majority Holders have evaluated the claims and collectively desire to terminate the above-captioned matter;
     WHEREAS, with respect to the Notes, BNY and the Majority Holders waive any claim that a Registration Default under the Registration Rights Agreement, dated November 18, 2004, between CA and the initial purchasers of the Notes, or an Event of

Default under the Indenture occurred due to CA’s cessation of paying Additional Interest prior to November 30, 2007;
     WHEREAS, CA, BNY and the Majority Holders have entered into a Settlement Agreement, dated as of December 21, 2007 (“Settlement Agreement”), in which CA has agreed to furnish valuable consideration to BNY, on behalf of all Holders of the Notes, in exchange for dismissing this action and taking further steps as required;
     WHEREAS, BNY has provided notice of the Settlement Agreement and this Stipulation to all Holders of the Notes; and
     WHEREAS, the Settlement Agreement will become effective upon the Court’s signature below;
     IT IS HEREBY STIPULATED AND AGREED, by and between the parties hereto, through their undersigned counsel, pursuant to N.Y.C.P.L.R. 3217(a), that the above-captioned proceeding is hereby dismissed with prejudice pursuant to the Settlement Agreement and that the parties shall bear their own costs and attorneys’ fees in accordance with the Settlement Agreement.
     IT IS FURTHER STIPULATED AND AGREED that BNY, acting on behalf of all Holders of the Notes, and as duly authorized by the Majority Holders, hereby releases CA from all claims or causes arising from or related to the allegations set forth in the Complaint in this matter, as set forth in and subject to the terms and conditions of the Settlement Agreement.
     IT IS FURTHER STIPULATED AND AGREED that, notwithstanding this action’s dismissal with prejudice, the Court shall retain personal jurisdiction over the parties and subject matter jurisdiction over the Settlement Agreement, a portion of the consideration for which is this Stipulation of Dismissal With Prejudice.

     Dated: New York, New York
     December 21, 2007

/s/ Robert J. Giuffra, Jr.

Robert J. Giuffra, Jr.	Carolyn Traister Schiff
SULLIVAN & CROMWEL LLP	MCDERMOTT WILL & EMERY LLP
125 Broad Street	340 Madison Avenue
New York, New York 10004	New York, New York 10173
(212) 558-4000	(212) 547-5400
Attorneys for Defendant	Attorneys for Plaintiff
     Upon review of the foregoing Stipulation of Dismissal with Prejudice, the contents therein and the signatures of all counsel of record thereon, it is SO ORDERED under N.Y.C.P.L.R. 3217(b) that this case is hereby DISMISSED WITH PREJUDICE and that this Court shall retain jurisdiction for the purpose of enforcing the settlement agreement in this matter, which is incorporated herein by reference.

/s/ Hon. Charles E. Ramos	Date:	1/3/08

Hon. Charles E. Ramos

     Dated: New York, New York
     December 21, 2007

/s/ Carolyn Traister Schiff

Robert J. Giuffra, Jr.	Carolyn Traister Schiff
SULLIVAN & CROMWELL LLP	MCDERMOTT WILL & EMERY LLP
125 Broad Street	340 Madison Avenue
New York, New York 10004	New York, New York 10173
(212) 558-4000	(212) 547-5400
Attorneys for Defendant	Attorneys for Plaintiff
     Upon review of the foregoing Stipulation of Dismissal with Prejudice, the contents therein and the signatures of all counsel of record thereon, it is SO ORDERED under N.Y.C.P.L.R. 3217(b) that this case is hereby DISMISSED WITH PREJUDICE and that this Court shall retain jurisdiction for the purpose of enforcing the settlement agreement in this matter, which is incorporated herein by reference.

Date:

Hon. Charles E. Ramos